UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Kartoon Studios, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee previously paid with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Smartphone users Point your camera here and vote without entering a control number V1.1 Your Vote Counts! KARTOON STUDIOS, INC. 2023 Annual Meeting Vote by August 24, 2023 11:59 PM ET For complete information and to vote, visit www.ProxyVote.com Control # V20443 - P96779 You invested in KARTOON STUDIOS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on August 25, 2023. Get informed before you vote View the Notice and Proxy Statement and Form 10 - K online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 11, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* August 25, 2023 10:00 AM, PDT Virtually at: ww w.virtualsha r eholdermeeting.com/TOON2023 *Please check the meeting materials for any special requirements for meeting attendance.

KARTOON STUDIOS, INC. 2023 Annual Meeting Vote by August 24, 2023 11:59 PM ET Voting Items Board Recommends THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com V20444 - P96779 NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 4) Margaret Loesch 5) Stefan Piëch 6) Lynne Segall 7) Henry Sicignano III 8) Anthony Thomopoulos 9) Dr. Cynthia Turner - Graham 1. Election of Directors Nominees: 1) Andy Heyward 2) Joseph “Gray” Davis 3) Michael Hirsch 2. Proposal to ratify the selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2023 8 . Proposal to approve, in accordance with Section 713 (A) of the NYSE American Company Guide, the issuance of more than 19 . 99 % of the Company’s outstanding Common Stock upon the exercise of certain common stock purchase warrants 4. Proposal to approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the proxy statement 6. Proposal to approve the adjournment of the Annual Meeting to a later date, or dates, if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve Proposals 3 and/or 7 For 7. Proposal to approve a proposed amendment to the Kartoon Studios, Inc. Articles of Incorporation, as amended, to inc r ease the authorized number of sha r es of common stock f r om 40,000,000 to 190,000,000 with a cor r esponding For increase in the total number of authorized shares of capital stock from 50,000,000 to 200,000,000 For For For For For 5. Proposal to approve, on an advisory basis, the frequency of holding future advisory votes on the compensation of the named executive officers 3 Years 3. Proposal to change Kartoon Studios, Inc.’s state of incorporation from Nevada to Delaware